                                                                   EXHIBIT 10.1


                                 LEASE AGREEMENT

      THIS LEASE, made as of this 22 day of October, 2001, between the CHARLES
J. LOZNAK TRUST, Douglas N. Nelson, Trustee, hereinafter referred to as "LESSOR", and EUGENE WELDING COMPANY, a Michigan corporation, hereinafter referred to as "LESSEE".

      W I T N E S S E T H:

PREMISES:

      Lessor, in consideration of the rentals reserved and of promises herein contained to be kept and performed by Lessee, does hereby demise unto Lessee, and Lessee does hereby take from Lessor, a certain tract of land, and all buildings, structures and improvements thereon, described as set forth on Exhibit "A" attached hereto and made a part hereof (hereinafter called "Premises").

1.    TERM:

      TO HAVE AND TO HOLD THE SAME, with all the privileges and appurtenances pertaining thereto for the full term of five (5) years commencing the 14th day of October, 2001.

2.    RENT:

      Lessee shall, monthly in advance, payable on the first day of each month during the term hereof, pay to Lessor rental for the Premises at the following rates:

October 14, 2001 to October 13, 2002       $20,440.33/month
October 14, 2002 to October 13, 2003       $21,273.67/month
October 14, 2003 to October 13, 2004       $22,107.00/month
October 14, 2004 to October 13, 2005       $22,940.33/month
October 14, 2005 to October 13, 2006       $25,000.00/month

3.    TAXES, CHARGES AND ASSESSMENTS:

      Lessee covenants to pay, or cause to be paid, all taxes and charges:

            (a) on account of the use, occupancy or operation of the Premises;

            (b) all real estate taxes, assessments and other charges applicable to the Premises. At the commencement and termination of this Lease, all real estate taxes payable by Lessee under the provisions of this Section shall be

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      apportioned between Lessor and Lessee as of the due date of such taxes.

4.    LIABILITY AND CASUALTY INSURANCE:

      (a) Lessee shall at all time during the term of this Lease, at its sole cost and expense and for the mutual benefit of the Lessor and Lessee, maintain general public liability insurance against claims for bodily injury, death or property damage occurring in, upon or about the Premises or in, upon or about adjoining streets, sidewalks or premises adjacent to the Premises, such insurance to afford protection to the limit of not less than $1,000,000 in respect of injury or death to any one person, to the limit of not less than $1,000,000 in respect of any one accident and to the limit of not less than $1,000,000 in respect of property damage.

      (b) Lessee shall at all times during the term of this Lease and at its sole cost and expense keep the building or buildings and improvements on the Premises insured for replacement cost against loss or damage by fire, lightning, windstorm, earthquake, hail, explosion, war loss if available, damage from aircraft and vehicles and smoke damage. Lessee shall furnish Lessor with certificates indicating that such insurance is in effect and that Lessor is named as an additional insured. The loss, if any, under any policy provided for in section (b) hereof shall be adjusted with the insurance companies by Lessee, subject to the approval of Lessor except in case of a loss of less than $100,000. All such policies or certificates therefor, issued by the respective insurers, shall provide that the loss, if any, thereunder, shall be adjusted and paid as provided in this Lease. The insurance required in this section 4(b) may be provided under blanket policies issued to Lessee covering the Premises and other properties owned or leased by Lessee.

      (c) All insurance provided for in Sections 4 (a) and 4(b) shall be effected with insurance companies approved by the parties, which approval shall not be unreasonably withheld, under valid and enforceable policies, and such policies shall name Lessor and Lessee as assureds, as their respective interests may appear. All such policies of insurance shall provide that such policy shall not be cancelled without at least ten (10) days prior written notice to each assured named therein. All policies of insurance referred to in Section 4(b) shall further provide that any loss shall be payable to Lessor or to the holder of any mortgage, notwithstanding any act of negligence of Lessee which might otherwise result in forfeiture of said insurance.

      (d) Lessee shall be responsible to replace or repair any damages which are covered by the insurance contracts hereinbefore provided using the proceeds of such insurance to defray the cost of such replacement or repair in accordance with Section 13 hereof.

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5.    LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS:

      Lessee covenants and agrees that if it shall at any time fail to pay any tax, charge or assessment in accordance with the provisions of Section 3, or shall fail to make any other payment or perform any other act on the part of Lessee to be made or performed, then Lessor may (but shall not be obligated so to do), without further demand upon Lessee and without waiving or releasing Lessee from any obligations of Lessee in this Lease contained: (i) pay any such tax, charge or assessment, or (ii) make any other payment or perform any other act on Lessee's part to be performed as in this Lease provided. All sums so paid by Lessor, and all necessary incidental costs and expenses in connection with the performance of any such act by Lessor, shall be deemed an additional rent hereunder and shall be payable to Lessor on demand, and Lessee covenants to pay any such sum or sums and Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the fixed rental.

6.    REPAIRS AND MAINTENANCE OF REPAIRS:

      (a) Lessee covenants throughout the term of this Lease, at its sole cost and expense, to maintain in good and tenantable repair, order and condition, the buildings and improvements now, or at any time hereafter erected, on the said land and promptly at Lessee's own cost and expense, to make all repairs, structural and non-structural. When used in this section, the term "repairs" shall include replacements or renewals when necessary.

      (b) All property of any kind which may be on the Premises (whether belonging to the Lessee or to third persons), shall be at the sole risk of Lessee or those claiming by, through or under Lessee.

7.    COMPLIANCE WITH ORDERS ORDINANCES, ETC.:

      Lessee covenants throughout the term of this Lease, at Lessee's sole cost and expense, promptly to comply with all statutes, ordinances, orders, rules, regulations and requirements of all federal, state, county, municipal and other governments.

8.    MECHANIC'S LIENS:

      If any mechanic's liens are filed against the fee of the Premises or against the Lessee's leasehold interest in said Premises, they shall be promptly satisfied by Lessee.

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9.    NET LEASE:

      Lessee and Lessor intend that this Lease be absolutely net. Lessee shall bear all risk of damage to the Premises and shall pay all expenses related to the Premises.

10.   CONDITION OF PREMISES:

      Lessee acknowledges that it has examined the Premises herein described and any and all improvements or structures thereon prior to making of this lease and knows the conditions thereof, and accepts the same in said condition, and acknowledges that no representations as to the condition thereof have been made by representatives of Lessor, and that Lessee in entering into this Lease, is relying solely upon its own examination thereof.

11.   EMINENT DOMAIN:

      In the event that the Demised Premises are wholly taken or condemned for public purposes by public authorities, then both Lessor and Lessee are released of all of the obligations hereunder including the obligation to pay any rent from and after the date when the condemning authority takes possession. The entire proceeds payable as the result of any such condemnation, or taking in lieu of condemnation, whether payable for the fee or the leasehold interest in the fee shall be payable to Lessor; provided, however, that Lessee may make a claim for its personal property.

      In the event of a partial taking or condemnation for public purposes, the proceeds thereof shall be payable to Lessor and Lessee shall have the option of either terminating this Lease or continue occupancy of the remainder of the Premises under the same terms and conditions. This option to terminate shall be exercised by notice in writing within 30 days after the partial taking.

12.   INDEMNIFICATION OF LESSOR:

      Lessee agrees to indemnify and save harmless Lessor and the Premises against any and all losses, injuries, claims, demands and expenses, including legal expenses, of whatsoever kind and nature and by whomsoever made arising from or in any manner directly or indirectly growing out of the use and occupancy or non-use of the Premises or any equipment or facilities thereon or used in connection therewith, except as provided in Article 9 hereof.

13.   DAMAGE OR DESTRUCTION:

      (a) Lessee covenants and agrees that in case of damage exceeding $25,000 in amount to, or destruction of, the Premises by fire or other casualty, Lessee shall immediately notify Lessor thereof. Lessee, at its sole cost and expense, whether or not such damage exceeds $25,000 in amount, shall proceed to restore, repair

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or rebuild the same as nearly as possible to the condition they were in immediately prior to such damage or destruction. Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly and prosecuted with reasonable diligence.

      (b) All insurance proceeds received on account of such damage or destruction shall be applied as hereinafter set forth to the payment of the costs of the aforesaid restoration, repairs, replacements, rebuilding or alteration.

      In the case of damage or destruction involving a loss of $100,000 or less, all such insurance proceeds, if any, shall be paid to Lessee. In the case of damage or destruction involving a loss of more than such amount, such insurance proceeds shall be paid to Lessor and shall be disbursed to Lessee from time to time upon receipt by Lessor of a certificate signed by an officer of the Lessee:

            (i) Requesting payment of a specified amount of such insurance proceeds;

            (ii) Describing in reasonable detail work and materials applied by Lessee to the restoration;

            (iii) Stating that such specified amount does not exceed the cost of such work and materials, including as part thereof the reasonable fees of an architect or engineer, if any; and

            (iv) Stating that no part of such cost has previously been made the basis of any request for withdrawal of insurance proceeds under this section.

Provided, however, that the balance of insurance proceeds shall not be reduced below the amount specified in an architect's or engineer's certificate as the amount required to complete the restoration.

      If the insurance proceeds in the hands of Lessor shall be insufficient to pay the entire cost of such restoration, Lessee shall provide the necessary additional funds to accomplish the restoration.

14.   DEFAULT:

      (a) If one or more of the following events (herein sometimes called "events of default") shall happen and be continuing:

            (1) If Lessee defaults in the payment of any one of the rentals provided to be paid hereunder and such default shall continue for ten (10) days after written notice of such nonpayment by Lessor to Lessee;

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            (2) If Lessee defaults in the observance or performance of any other covenant, condition, agreement or provision hereof unless (i) such default is remedied within thirty (30) days after written notice thereof from Lessor to Lessee or (ii) all reasonable and necessary steps to remedy the default are taken within such thirty (30) days period and the default in fact remedied within six (6) months after such notice; or

            (3) If Lessee admits insolvency or bankruptcy or its inability to pay its debts as they may mature, or makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver for Lessee, or for the major part of its property; or

            (4) If a trustee or receiver is appointed for Lessee or for the major part of its property and is not discharged within sixty (60) days after such appointment; or,

            (5) If bankruptcy, reorganization arrangements, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors, are instituted by or against Lessee, and if instituted against Lessee are allowed against Lessee or are consented to or are not dismissed, stayed or otherwise nullified within sixty (60) days after such institution;

than, in any such case, Lessor may, at its option, exercise any one or more of the following remedies:

                  (i) Lessor may terminate this Lease by giving to Lessee notice of Lessor's intention to do so, in which event the term of this Lease shall end, and all right, title and interest of Lessee hereunder shall expire on the date stated in such notice, which shall not be less than ten (10) days after the date of the notice by Lessor of its intention so to terminate:

                  (ii) Lessor may terminate the right of Lessee to possession of the Premises by giving notice to Lessee that Lessee's right of possession shall end on the date stated in such notice, which shall not be less than ten (10) days from date of such notice, whereupon the right of Lessee to the possession of the Premises or any part thereof shall cease on the date stated in such notice;

                  (iii) Lessee may enforce the provisions of this Lease and may enforce and protect the right of Lessor hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy.

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      (b) If Lessor exercises either of the remedies provided for in subparagraphs (i) or (ii) of Section 14(a), Lessor may then or at any time thereafter re-enter and take complete and peaceful possession of the Premises, with or without process of law, and may remove all persons therefrom, and Lessee covenants in any such event peacefully and quietly to yield up and surrender the Premises to Lessor.

      (c) If Lessor terminates the right of possession as provided in subparagraph (ii) of Section 14(a), Lessor may re-enter the Premises and take possession of all thereof (including any and all equipment and apparatus thereon), may remove any portion of the equipment, machinery or apparatus thereon which Lessor elects so to do, and may sublet or relet the Premises or any part thereof from time to time for all or any part of the unexpired part of the then term hereof, or for a longer period, and Lessor may collect the rents from such reletting or subletting, and apply the same, first to the payment of the expense of re-entry and reletting, and secondly to the fixed rentals herein provided to be paid by Lessee, and in the event that the proceeds of such reletting or subletting are not sufficient to pay in full the foregoing, Lessee shall remain and be liable therefor, and Lessee promises and agrees to pay the amount of any such deficiency from time to time and Lessee may at any time and from time to time sue and recover judgment for any such deficiency or deficiencies.

15.   TERMINATION:

      In the event of the termination of this Lease by Lessor as provided for by subparagraph (i) of section 14(a), Lessor shall be entitled to recover from Lessee all the fixed rentals accrued and unpaid for the period up to and including such termination date, as well as all other additional rentals and other sums payable by Lessee, or for which Lessee is liable or in respect of which Lessee under any of the provisions hereof has agreed to indemnify Lessor, which may be then owing and unpaid, and all costs and expenses, including court costs and actual attorneys' fees incurred by Lessor in the enforcement of its rights and remedies hereunder and in addition, Lessor shall be entitled to recover as damages actual reasonable attorney's fees and court costs, which Lessor shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of rent.

16.   INSPECTION OF PREMISES BY LESSOR:

      Lessee agrees to permit Lessor and the authorized representatives of Lessor to enter the Premises at all reasonable times during the usual business hours for the purpose of inspecting the same or making any necessary repairs to the Premises and performing any work therein that may be necessary by reason of Lessee's default under the terms of this Lease.

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17.   NOTICES:

      All notices provided for herein shall be in writing and shall be determined to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when delivered personally or when deposited in the United States mail, register or certified, return receipt requested, postage prepaid, addressed as follows:

      If to Lessor:      Douglas N. Nelson, Trustee
                         Charles J. Loznak Trust
                         411 Fort Street, Suite A
                         Port Huron, MI  48060

      With a copy to:    Elizabeth M. (Loznak) Maher
                         1561 North River Road
                         St. Clair,  MI  48079

      If to Lessee:      Eugene Welding Company
                         2420 Wills Street
                         Marysville, MI  48040

or to Lessor and Lessee at such other addresses as such of them may designate by notice duly given in accordance with this section to the other party.

18.   CUMULATIVE REMEDIES - NO WAIVER:

      The specific remedies to which Lessor or Lessee may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means to which they may be lawfully entitled in case of any breach or threatened breach by either of them or any provision of this Lease. The failure of Lessor to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. One or more waivers of any covenant or agreement or condition by the Lessor or Lessee shall not be construed as a waiver of a future breach of the same covenant, agreement or condition. A receipt by Lessor of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of any such future or continuing breach, and no waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both Lessor and Lessee.

19. ALTERATION: The Lessee, with Lessor's approval, which approval shall not be unreasonably withheld, may remodel, alter and improve the Premises. Such work shall be done without injury to any structural portion of the building.

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20.   FIXTURES:

      All improvements, alterations and additions which may be erected or made at any time upon the Premises during the term hereof shall become a part of the Premises and upon termination of this Lease shall remain the property of Lessor except to the extent otherwise provided for in any consent or consents delivered to Lessee by Lessor, which consent or consents shall not be unreasonably withheld; provided, however, that upon termination of this Lease (except for termination by reason of default of Lessee as hereinbefore provided), Lessee, at its sole cost, may remove from the Premises all personal property, trade fixtures, machinery, equipment, furniture, furnishings and consumable suppliers not paid for by Lessor, which have been or may hereafter be placed upon the Premises, whether or not affixed or annexed, unless the removal thereof would result in damage to the Premises. Any damage caused to the Premises by the removal of such property shall be restored in a good and workmanlike manner at the sole expense of the Lessee.

21.   ASSIGNMENT BY LESSEE:

      Any assignment of this Lease or any subletting or underletting shall require the approval of the Lessor in writing. Such approval shall not be arbitrarily or unreasonably withheld by the Lessor and shall be given or refused within ten (10) days following written request by the Lessee of its desire to assign, sublet or underlet under this agreement.

22.   ENVIRONMENTAL WARRANTIES:

      Lessee shall not use, store, generate, treat or dispose on the Demised Premises any hazardous substance without the prior written consent of Lessor, which consent shall not be unreasonably withheld. For purposes of this section, the term "hazardous substance" means any substance the manufacture, use, treatment, storage, transportation, or disposal of which is regulated by any law having as its object the protection of public health, natural resources, or the environment, including, by way of illustration only and not as a limitation, the Resource Conservation and Recovery Act; the Comprehensive Environmental Response, Compensation, and Liability Act; the Toxic Substances Control Act; the Federal Water Pollution Control Act; the Cleans Air Act; and the Michigan Water Resources Commission Act.

      Lessee shall promptly supply to Lessor a copy of the reports of any environmental audit or investigation undertaken on the Demised Premises or adjacent property, all notices, demands, inquiries, or claims received from any person or entity as a result of contamination or pollution alleged to be on or emanating from the Demised Premises or adjacent property, and any reports or applications for licenses, permits, or approvals submitted by or on

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behalf of Lessee to any environmental regulatory agency affecting the Demised
Premises or adjacent property.

      Lessor reserves the right to enter upon and inspect the Demised Premises at any time, and from time to time, during Lessee's business hours and, on reasonable notice, at other times.

23.   MISCELLANEOUS:

      (a) The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

      (b) If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      (c) All covenants, agreements and conditions herein contained shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns and the same shall be construed as covenants running with the land.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this instrument to be executed on the day and year first above written.

WITNESS AS TO LESSOR:                CHARLES J. LOZNAK TRUST

/s/                                  BY: /s/ Douglas N. Nelson
------------------------                 ---------------------------------------
                                         Douglas N. Nelson, Trustee

/s/
------------------------

WITNESS AS TO LESSEE;                EUGENE WELDING COMPANY

/s/                                  BY: /s/ Charles Vanella
------------------------                 ---------------------------------------
                                         Charles Vanella
                                         Its:  President
/s/ Debbie Boyne
------------------------

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